EXHIBIT 10.64

                               INDENTURE OF LEASE

                                    ARTICLE 1
               BASIC LEASE PROVISIONS AND ENUMERATION OF EXHIBITS


SECTION  1.01  -  Basic  Lease  Provisions

     (A)  DATE:  August  1,  1998

     (B)  LANDLORD:  Woodruff  Properties,  a  South  Carolina  Partnership

     (C)  ADDRESS OF LANDLORD:    430 Woodruff Road, Suite 450
                                  Greenville, SC 29607

     (D)  TENANT:  OmniCall,  Incorporated

     (E)  ADDRESS  OF  TENANT:    430 Woodruff Road, Suite 450
                                  Greenville, SC 29607

     (F)  PERMITTED  USE:  General  office  activities

     (G)  TENANT'S  TRADE  NAME:  N/A

     (H) PREMISES: The office space located at 430 Woodruff Road, Greenville, South Carolina designated as Suite 450, said premises consisting of approximately 12,942 square feet.

     (I) LEASE YEAR: If the Commencement Date is other than the first day of a calendar month, the first Lease Year shall be the period of time from said Commencement Date of the end of the month in which said Commencement Date shall occur plus the following twelve (12) calendar months. Each Lease Year thereafter shall be a successive period of twelve (12) calendar months.

     (J) LEASE TERM/RENTAL COMMENCEMENT DATE: Three (3) total years with Lease Years, to commence August 1, 1998.

     (K) FIXED MINIMUM RENT: $10,989.92 each calendar month for the initial term of the lease for approximately 12,942 square feet. This amount consisting of $9,167.25 for office space, and $1822.67 for common area maintenance and taxes. Common area maintenance and taxes since collected in advance, will be adjusted to reflect actual pro-rata charges.

     (L) ADDITIONAL RENT: The cost of any tenant improvements made by Landlord at Tenant's request, such costs being evenly distributed over the initial term, plus all additional expenses to be paid by Tenant in accordance with the terms of this Lease.

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     (M)  RENT: Shall equal the total of Fixed Minimum Rent plus Additional Rent and  shall  be  paid  monthly.

     (N) COMMON AREA MAINTENANCE AND INSURANCE: Tenant shall have the responsibility of paying its pro-rata share of the expenses for maintaining common areas and insurance for the building that is maintained by Landlord. Tenant's pro-rata share shall be equal to 33.81%, which is based on Tenant's use of approximately 12,942 square feet out of approximately 38,278 total square feet of office space.

     (O) REAL ESTATE TAX EXPENSE: Tenant shall have the responsibility of paying its pro-rata share of the ad valorem property taxes for county taxes assessed on the Premises and improvements thereon.

     (P) PREPAID RENT: One (1) month's Fixed Minimum Rent paid upon execution of this lease, to be applied to the last installment of Rent due hereunder.

SECTION  1.02  -  Significance  of  a  Basic  Lease  Provision.

Each reference in this "Lease" to any of the Basic Lease Provisions contained in
Section 1.01 of this Article shall be deemed and construed to incorporate all of the terms thereof. The Basic Lease Provisions shall be construed in connection with and limited by any such reference.

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                                   ARTICLE II
                     DEMISE OF PREMISES AND QUIET ENJOYMENT

SECTION 2.01 - Landlord owns and controls the building identified hereinabove. In consideration of the rents, covenants, and agreements reserved and contained in this Lease, Landlord hereby leases and demises the Premises to Tenant and Tenant rents same, in order that Tenant may continuously operate its business operations thereon in accordance with its permitted use, subject only to the terms and conditions herein contained and all liens, encumbrances, easements, restrictions, zoning laws, and governmental or other regulations affecting the Premises.

The Premises shall include only the appurtenances specifically granted in this Lease with Landlord specifically excepting and reserving for itself the roof, the air space above the roof, the space below the floor, the exterior portions of the Premises, and the right to install, maintain, use, repair and replace pipes, ductwork, conduits, utility lines, and wires in the Premises. Landlord agrees that where possible all work in the Premises shall be performed in a manner which shall not unreasonably interfere with the normal business operations of Tenant.

SECTION 2.02 - Use of Common Areas. The use and occupation by Tenant of the Premises shall include a revocable license to use in common with others entitled thereto the Common Areas, as same may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this Lease and to rules and regulations for the use thereof as prescribed from time to time by the Landlord. The term "Common Areas" as used in this Lease shall mean all facilities furnished in connection with the use of the building, in common with other buildings located in the facilities, which facilities may include, but are not limited to, the parking areas, streets, passenger vehicle roadways, sidewalks, walkways, service areas, roadways, drainage and plumbing systems, roof, canopies, ramps, landscaped areas, and other similar facilities available for common use which may from time to time exist. Landlord shall have no obligation to require any of the common areas to be operated beyond the hours designated by Landlord, and as are common for the use of facilities of this type.

SECTION 2.03 Construction/Possession: Landlord and Tenant hereby agree that Tenant's taking possession of the Premises shall be deemed conclusive evidence of Tenant's acceptance of the Premises in satisfactory condition and in full compliance with all covenants and obligations of Landlord in connection therewith. Tenant agrees that it will accept possession of the Premises in an "as is" condition and that no representations or inducements respecting the condition of the Premises have been made to Tenant by Landlord or its authorized representatives. Similarly, Tenant hereby acknowledges that no promises to decorate, alter, repair, or improve the Premises, either before or after the execution hereof, have been made by Landlord or its authorized representatives other than as specifically set forth herein. Tenant further agrees that no representations have been made to Tenant that any other tenants have leased or will continue to lease space within the Premises. Tenant shall observe and perform all of its obligations under this Lease and shall pay charges for temporary water, heating, cooling and lighting from the date upon which the Premises

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are  made  available  to  Tenant  for  its  work  (or  from the date when Tenant commences  to  perform its work, if earlier) until the Rental Commencement Date.

SECTION 2.04 - Quiet Enjoyment. Landlord covenants that Tenant, upon paying all sums due from Tenant to Landlord hereunder and performing and observing all of Tenant's obligations under this Lease, shall peacefully and quietly have, hold and enjoy the Premises and the appurtenances throughout the lease Term without interference by the Landlord, subject, nevertheless, to the other terms and provisions of this Lease.

SECTION 2.05 - Statement of Lease Term. Upon determination of the same, Landlord and Tenant may execute and deliver a written statement in recordable form specifying the Rental Commencement Date and termination date of the Lease Term.

SECTION 2.06 - Excuse of Landlord's and Tenant's Performance. Anything in this lease to the contrary notwithstanding, and provided such cause is not due to the willful act or gross neglect of either party, neither Landlord nor Tenant shall be deemed in default with respect to the performance of any of the terms, covenants, and conditions of this Lease if same shall be due to any strike, lockout, civil commotion, war-like operation, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, inability to obtain any material, service, or financing, through Act of God or other cause beyond the control of either party.

                                   ARTICLE III
                                      RENT

SECTION 3.01 - During the entire Lease Term, Tenant covenants and agrees to pay to Landlord, in lawful money of the United States, without any prior demand and without any deduction or setoff whatsoever, the Rent as provided in Section 1.01 and Section 3.02. The payment of Rent by Tenant to Landlord shall be made in advance on the first day of each calendar month during the Lease Term hereof, except that the first monthly installment shall be paid upon the final execution of this Lease. Rent for any partial calendar month during the Lease Term shall be prorated on a per diem basis.

SECTION 3.02 Past-Due Rent - If Tenant shall fail to pay, when the same is due and payable, any Rent, amounts or charges of the character described in Section
3.01 hereof, such unpaid amounts shall bear interest from the due date thereof to the date of payment at the rate of eighteen percent (18%) per annum.

                                   ARTICLE IV
                                    UTILITIES

SECTION 4.01 - The Tenant shall make application for, obtain, pay for, and be solely responsible for the following utilities: telephone, electricity, HVAC maintenance services (all routine and minor maintenance), or any similar services (herein sometimes collectively referred to as the "Utility Services"). In the event that any charge for any utilities supplied to the Premises is not paid by

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Tenant  to  the  utility  supplier when due, then Landlord may, but shall not be required to, pay such charge for and on behalf of Tenant, with any such amount paid by Landlord being repaid by Tenant to Landlord, as Additional Rent, promptly upon demand. Additionally, if Landlord shall elect to supply any of the Utility Services, then Tenant shall pay to Landlord the cost of its utility consumption, along with the cost of installing separate metering devices, if necessary. Landlord agrees that the cost to Tenant of any Landlord-provided utility service shall not exceed the amount Tenant would have had to pay had it independently obtained said utility service from the local utility supplier.
Landlord and Tenant hereby agree that Landlord shall not be liable for any interruptions or curtailment in utility services due to causes beyond its control or due to Landlord's alteration, repair, or improvement of the Premises.

SECTION 4.02 - Landlord shall be responsible for providing water, sewer, and garbage collection services.

                                    ARTICLE V
                 INSTALLATION, MAINTENANCE, OPERATION AND REPAIR

SECTION 5.01 - Tenant Installation: Tenant shall, at Tenant's sole expense, install all trade fixtures and equipment required to operate its business (all of which shall be of first-class quality and workmanship). All trade fixtures, signs, or other personal property installed in the Premises by Tenant shall remain the property of Tenant and may be removed at any time provided that Tenant is not in default hereunder and provided the removal thereof does not cause, contribute to, or result in Tenants' default hereunder; and further provided that Tenant shall at Tenant's sole expense promptly repair any damage to the Premises resulting from the removal of personal property and shall replace same with personal property of like or better quality. The term "trade fixtures' as used herein shall not include carpeting, floor coverings, attached shelving, lighting fixtures other than free-standing lamps, wall coverings, or similar Tenant improvements which shall become the property of Landlord upon surrender of the Premises by Tenant for whatever reason. Tenant shall not attach any fixtures or articles to any portion of the Premises nor make any alterations, additions, improvements, or changes or perform any other work whatsoever in and to the Premises, other than minor interior, cosmetic and decorative changes which do not exceed Twenty Thousand and No/100 Dollars ($20,000.00) in the aggregate per Lease Year, without in each instance obtaining the prior written approval of Landlord. Any alterations, additions, improvements, changes to the Premises or other work permitted herein shall be made by Tenant at Tenant's sole cost and expense.

Section 5.02 - Maintenance By Tenant. Except as provided in Section 5.04 hereof, Tenant shall, at Tenant's expense, at all times keep the Premises (interior and exterior) and appurtenances thereto in good order, condition, and repair, clean, sanitary, and safe, including the replacement of equipment, fixtures, and all broken glass (with glass of the same size and quality) and shall, in a manner satisfactory to Landlord, decorate and paint the Premises when necessary to maintain at all times a clean and sightly appearance. In the event Tenant fails to perform any of its obligations as required hereunder, Landlord may, but shall not be required to, perform and satisfy same with Tenant herby agreeing to reimburse Landlord, as Additional Rent, for the cost thereof promptly

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upon demand. Tenant shall make any and all additions, improvements, alterations, and repairs to or on the Premises, other than those required for the structural repair and maintenance of the roof, foundation, or exterior walls, which may at any time during the Lease Term be required or recommended by any lawful authorities, insurance underwriters, Inspection Rating Bureaus, or insurance inspectors designated by Landlord. Landlord may, but shall not be obligated to, deal directly with any authorities respecting their requirements for additions, improvements, alterations, or repairs. All Tenant work and all such additions, improvements, and alterations thereto shall become the property of the Landlord upon the expiration or earlier termination of this Lease.

Section 5.03 - Tenant Shall Discharge All Liens. Tenant will not create or permit to be created or to remain, and will discharge, any lien (including, but not limited to, the liens of mechanics, laborers or materialmen for work or materials alleged to be done or furnished in connection with the Premises), encumbrance or other charge upon the Premises or any part thereof, upon Tenant's leasehold interest therein, provided that Tenant shall not be required to discharge any such liens, encumbrances, or charges as may be placed upon the Premises by the act of Landlord.

Tenant shall have the right to contest, in good faith and by appropriate legal proceedings, the validity or amount of any mechanics', laborers', or materialmen's lien or claimed lien. In the event of such contest, Tenant shall give to Landlord reasonable security as may be amended by Landlord to insure payment thereof and to prevent any sale, foreclosure, or forfeiture of the Premises or any part thereof by reason of such non-payment. On final determination of such lien or such claim for lien, Tenant will immediately pay any judgment rendered, with all proper cost and charges, and shall have such lien released or judgment satisfied at Tenant's expense, and upon such payment or release of satisfaction, Landlord will promptly return to Tenant such security as Landlord shall have received in connection with such contest. Landlord reserves the right to enter the Premises to post and keep posted notices of non-responsibility for any such lien. Tenant will pay, protect, and indemnify Landlord with ten (10) days after demand therefor, from and against all liabilities, losses, claims, damages, costs, and expenses, including reasonable attorney's fees, incurred by Landlord by reason of the filing of any lien and/or the removal of the same.

SECTION 5.04 - Surrender of Premises. At the termination of this Lease, Tenant shall surrender the Premises in the same condition (subject to the removals hereinafter required) as the Premises were on the date the Tenant opened the Premises for business to the public, reasonable wear and tear and loss due to casualty excepted, and shall surrender all keys for the Premises to Landlord at the place then fixed for the payment of rent and shall inform
Landlord of all combinations on locks, safes, and vaults, if any, in the Premises. Tenant, during the last thirty (30) days of such term, shall remove all its trade fixtures, and to the extent required by Landlord by written notice, any other installations, alterations, or improvements before surrendering the Premises as aforesaid, and shall repair any damage to the Premise caused thereby. Tenants' obligation to observe or perform this covenant shall survive the expiration or other termination of the Lease Term.

SECTION 5.05 - Maintenance by Landlord. Landlord shall keep the exterior supporting walls, the foundations, roof, and spouting of the Premises in reasonable repair, provided that Tenant shall

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promptly  give  Landlord  written  notice  of the necessity for such repairs and provided that the damage thereto shall not have been caused by negligence of Tenant, its concessionaires, officers, agents, employees, licensees, or invitees; in which event, Tenant shall be responsible therefor. Landlord shall have no obligation to repair, maintain, alter, or perform any other acts with reference to the Premises or any part thereof, or any plumbing, heating, ventilating, electrical, air conditioning (other than maintenance for which Tenant is responsible under Article IV), or other mechanical installations therein.

                                   ARTICLE VI
                                      TAXES

SECTION 6.01 - Tenant shall be responsible for and shall pay, when due, any and all ad valorem property taxes assessed against the Premises for calendar year 1998 and thereafter, during the entire term of this Lease.

                                   ARTICLE VII
                                    INSURANCE

SECTION 7.01 - Tenant's Coverage. Tenant shall maintain, at its sole expense during the term hereof, public liability insurance covering the Premises in an amount of $1,000,000.00 for injury or death to any one person and $1,000,000.00 for injury and/or death to any number of persons in any one accident and property damage insurance in an amount of $1,000,00.00 in companies satisfactory to Landlord in the joint names of Landlord and Tenant. Tenant shall also keep in force fire and extended coverage insurance for the full replacement value of Tenant's improvements and Tenant's property, including, but not limited to, inventory, trade fixtures, furnishings and other personal property. Tenant will cause such insurance policies to name Landlord and its agents as an additional insured and to be written so as to provide that the insurer waives all right of recovery by way of subrogation against Landlord in connection with any loss or damage covered by the policy. Tenant shall deliver said policies or certificates therof to Landlord within ten (10)days of the commencement of the term. Should Tenant fail to effect the insurance called for herein, Landlord may, at its sole option, procure said insurance and pay the requisite premiums, in which event Tenant shall pay all sums so expended to Landlord as additional rent following invoice. Tenant shall cause each insurer under the policies required hereunder to agree by endorsement on the policy issued by it or by independent instrument furnished to Landlord that it will give Landlord fifteen
(15) days prior written notice before the policy or policies in question shall be altered or cancelled.

SECTION 7.02 - Increase in Fire Insurance Premium. Tenant shall not keep, use, sell, or offer for sale in or upon the Premises any article which may be prohibited by the standard form of fire insurance policy. Tenant agrees to pay any increase in premiums for fire and extended coverage insurance that may be charged during the Lease Term on the amount of such insurance which may be carried by Landlord on the Premises resulting from the type or merchandise sold by Tenant in the Premises, whether or not Landlord has consented to the same. In determining whether increased

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premiums  are  the result of Tenant's use of the Premises, a schedule, issued by the organization making the insurance rate on the Premises, showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up the fire insurance rate on the Premises.

In the event Tenant's occupancy causes any increase of premium for the fire and/or casualty rates on the Premises, Tenant shall pay the additional premium on the fire and/or casualty insurance polices by reason thereof. The Tenant also shall pay, in such event, any additional premium on the rent insurance policy that may be carried by Landlord for its protection against rent loss through fire. Bills for such additional premiums shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from and payable by Tenant when rendered, and the amount thereof shall be deemed to be, and paid as, additional rent.

SECTION 7.03 - Indemnification. Tenant hereby agrees to indemnify and hold Landlord harmless from any and all claims, damages, liabilities or expenses arising out of (a) Tenant's use of the Premises; (b) any and all claims arising from any breach or default in the performance of any obligation of Tenant, (c) any act, omission, or negligence of Tenant, its agents or employees. Tenant further release Landlord from liability for any damages sustained by Tenant or any other person claiming by, through, or under Tenant due to the Premises or any part thereof or any appurtenances thereto becoming out of repair or due to the happening of any accident, including but not limited to any damage caused by water, snow, windstorm, tornado, gas, steam, electrical wiring, sprinkler system, plumbing, heating and air conditioning apparatus and from any acts or omissions of co-tenants. Landlord shall not be liable for any damage to or loss of Tenant's personal property, inventory, fixtures, or improvements, from any cause whatsoever except the affirmative acts of proven gross negligence of Landlord, and then only to the extent not covered by insurance to be obtained by Tenant in accordance with this Section.

                                  ARTICLE VIII
                            CASUALTY AND CONDEMNATION

SECTION 8.01 - Fire, Explosion or Other Casualty. In the event the Premises are damaged by fire, explosion, or any other casualty to an extent which is less than fifty percent (50%) of the cost of replacement of the Premises, the damage, except as provided in Section 8.02, shall promptly be repaired by Landlord at Landlord's expense, provided that Landlord shall not be obligated to expend for such repair an amount in excess of the insurance proceeds recovered or recoverable as a result of such damage and that in no event shall Landlord be required to repair or replace Tenant's stock in trade, fixtures, furniture, furnishing, floor coverings, and equipment. In the event of any such damage and
(a) Landlord is not required to repair as hereinabove provided, or (b) the Premises shall be damaged to the extent of fifty percent (50%) or more of the cost of replacement, or (c) the building of which the Premises are a part is damaged to the extent of twenty-five percent (25%) or more of the cost of replacement, the Landlord may elect either to repair or rebuild the Premises or the building or buildings, or to terminate this Lease upon giving notice of such election in writing

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to  Tenant within thirty (30) days after the occurrence of the event causing the damage. If the casualty, repairing, or rebuilding shall render the Premises untenantable, in whole or in part, and the damage shall not have been due to the fault or neglect of the Tenant, a proportionate abatement of the Fixed Minimum Rent shall be allowed from the date when the damage occurred until the date Landlord completes its work, said proportion to be computed on the basis of the relation which the gross square foot area of the space rendered untenantable bears to the Floor Area of the Premises. Notwithstanding anything contained herein to the contrary, it is agreed that should Landlord elect not to rebuild and to terminate this Lease, the Tenant shall not be required to pay any rent on account of the time after the date the Premises become wholly untenantable. It is further agreed that, should Landlord elect to rebuild and it becomes necessary, in Landlord's opinion, for Tenant to vacate the Premises during said rebuilding, Tenant shall owe no rent or other charges during the period of time Tenant is not able to use the Premises.

SECTION 8.02 - Landlords' and Tenant's Work. The provisions of this Article VIII with respect to repair by Landlord shall be limited to such repair as is necessary to place the Premises in the same condition as when possession was delivered by Landlord. Promptly following such repair, Tenant shall, at Tenant's expense, perform any work required to place the Premises in the condition as when possession was delivered by Landlord, and Tenant shall repair or replace its stock in trade fixtures, furniture, furnishings, floor coverings, and equipment, and if Tenant has closed, Tenant shall promptly reopen for business.

SECTION 8.03 - Condemnation. If the whole of the Premises, or so much thereof as to render the balance unusable by Tenant, shall be taken under power of eminent domain, or otherwise transferred in lieu thereof, this Lease shall automatically terminate as of the date possession is taken by the Condemning authority. No award for any total or partial undertaking shall be apportioned, and Tenant hereby unconditionally assigns to Landlord any award which may be made in such taking or condemnation. In the event of a partial taking of the Premises which does not result in the termination of this Lease, Fixed Minimum Rent shall be reduced by a percentage equal to the percentage of square footage of the Premises so taken.

SECTION 8.04 - Condemnation Award. All compensation awarded or paid for any taking or acquiring under the power or threat of eminent domain, whether for the whole or a part of the Premises, shall be the property of the Landlord, whether such damages shall be awarded as compensation for diminution in the value of the leasehold or to the fee of the Premises or otherwise, and Tenant hereby assigns to Landlord all of the Tenant's right, title, and interest in and to any and all such compensation; provided, however, that Landlord shall not be entitled to any award specifically made to Tenant for the taking of Tenant's trade fixtures, furniture, or leasehold improvements to the extent of the cost to Tenant of said improvements (exclusive of Landlord's contribution), less depreciation computed from the date of said improvements to the expiration of the original term of this lease.

SECTION 8.05 - Tenant Award. Notwithstanding anything to the contrary contained herein, Landlord shall have no interest in any separate award made to Tenant for loss of business, moving expenses or the taking of Tenant's trade fixtures, furniture, leasehold improvements, or equipment.

                                   ARTICLE IX
                              DEFAULT AND REMEDIES

SECTION 9.01 - In the event that Tenant (a) fails to pay all or any portion of any sum due from Tenant hereunder or pursuant to any exhibit hereto when due;
(b) fails to cease all conduct prohibited hereby immediately upon receipt of written notice from Landlord; (c) fails to take actions in accordance with the provisions of written notice from Landlord to remedy Tenant's failure to perform any of the terms, covenants, and conditions herein; (d) fails to conduct business in the Premises as herein required; (e) commits an act in violation of this Lease which Landlord has previously notified Tenant to cease more than once in any year; (f) becomes bankrupt, insolvent, or files any debtor proceeding, files or has filed against Tenant any petition in bankruptcy; takes action or has action taken against Tenant for the appointment of a receiver for all or a portion of Tenant's assets, files a petition for a corporate reorganization; makes an assignment for the benefit of creditors, or if in any other manner Tenant's interest hereunder shall pass to another by operation of law (any or all of the occurrences of this Section 9.01 (f) shall be deemed a default on account of bankruptcy for the purposes hereof and such default on account of bankruptcy shall apply to and include any Guarantor of this Lease); (g) commits waste to the Premises; or (h) is otherwise in breach of Tenant's obligations hereunder and shall not have cured same within ten (10) days following written notice from Landlord; then Tenant shall be in default hereunder and Landlord may, at its option and without further notice to Tenant, terminate Tenant's right of Possession of the Premises, and, without terminating this Lease, reenter and resume possession of the Premises and/or declare this Lease terminated, and may thereupon in either event remove all persons and property from the Premises, with or without resort to process of any Court, either by force or otherwise. Notwithstanding such reentry by Landlord, Tenant hereby indemnifies and holds Landlord harmless from any and all loss or damage which Tenant may incur by reason of the termination of this Lease and/or Tenant's right to possession hereunder. In no event shall Landlord's termination of this Lease and/or Tenant's right to possession of the Premises abrogate Tenant's agreement to pay rent and additional charges due hereunder for the full term hereof. Following reentry of the Premises by Landlord, Tenant shall continue to pay all such rent and additional charges as may become due under the terms of this Lease, together with all other expenses incurred by Landlord in regaining possession until such time, if any, as Landlord relets same and the Premises are occupied by such successor, it being understood that Landlord shall have no obligations to mitigate Tenant's damages by reletting the Premises. Upon reletting, sums received from such new Tenant by Landlord shall be applied first to payment of costs incident to such reletting; any excess shall then be applied to any indebtedness to Landlord from Tenant other than for Fixed Minimum Rent; and any excess shall then be applied to the payment of Fixed Minimum Rent due and unpaid. The balance, if any, shall be applied against the deficiency between all amounts received hereunder and sums to be received by Landlord on reletting, which deficiency Tenant shall pay to Landlord, in full, within five
(5) days of notice of same from Landlord. Tenant shall have no right to any proceeds of reletting that remain following application of same in the manner set forth herein.

SECTION 9.02 - Rights and Remedies. The various rights and remedies herein granted to Landlord shall be cumulative and in addition to any others Landlord may be entitled to by law or in equity, and the exercise of one or more rights or remedies shall not impair Landlord's right to exercise any other right or remedy. In all events, Landlord shall have the right, upon notice to Tenant, to cure any breach by Tenant at Tenant's sole cost and expense, and Tenant shall reimburse Landlord for such expense upon demand.

SECTION 9.03 - Bankruptcy. If Landlord shall not be permitted to terminate this Lease as hereinabove provided because of the provisions of Title 11 of the United States Code relating to bankruptcy, as amended ("Bankruptcy Code"), then Tenant as a debtor in possession or any trustee for Tenant agrees promptly, within no more than fifteen (15) days upon request by Landlord to the Bankruptcy Court, to assume or reject this Lease and Tenant on behalf of itself, the debtor-in-possession, and any trustee agrees not to seek or request any extension or adjournment of any application to assume or reject this Lease by Landlord with such Court. In such event, Tenant or any trustee for Tenant may only assume this Lease if: (i) it cures or provides adequate assurance that it will promptly cure any default hereunder; (ii) compensates or provides adequate assurance that Tenant will promptly compensate Landlord for any actual pecuniary loss to Landlord resulting from Tenant's defaults; and (iii) provides adequate assurance of performance during the fully-stated term hereof of all of the terms, covenants, and provisions of this Lease to be performed by Tenant. In no event after the assumption of this Lease shall any then-existing default remain uncured for a period in excess of the earlier of ten (10) days or the time period set forth herein. Adequate assurance of performance of this Lease as set forth hereinabove shall include, without limitation, adequate assurance (1) of the source of rent reserved hereunder, and (2) that the assumption of this Lease will not breach any provision hereunder. In the event of a filing of a petition under the Bankruptcy Code, Landlord shall have no obligation to provide Tenant with any services or utilities as may be herein required unless Tenant shall have paid and be current in all payments of Operating Costs, utilities, or other charges therefor.

SECTION 9.04 - General. Notwithstanding anything to the contrary contained herein, it is agreed that, except for the requirement to pay Rent, Tenant shall be entitled to more than ten (10) days, but no more than thirty (30) days, in which to cure any default, provided such additional time is reasonably necessary to cure the default and further provided that Tenant makes a continuous effort to cure said default as quickly as reasonably possible and without damage to Landlord. It is further agreed, in the event of a default by Tenant and reentry of the Premises by Landlord, that Landlord's expenses in connection therewith and with the reletting of the Premises shall be reasonable.

                                    ARTICLE X
                      TRANSFERS, ASSIGNMENT, AND SUBLETTING

SECTION 10.01 - Assignment and Subletting. Tenant shall not, either voluntarily or by operation of law, sell, assign, hypothecate, or otherwise transfer this Lease, or sublet the Premises or any part thereof (all of the foregoing collectively referred to as a "Transfer"). Landlord and Tenant acknowledge and agree that the foregoing restriction on Transfers has been freely negotiated by the parties hereto and that Landlord would not have entered into this Lease without Tenant's consent to the terms of this Section 11.01. Any attempted Transfer shall be void ab initio and Tenant shall remain primarily liable on this Lease and shall not be released from performing any of the terms, covenants, and conditions of this Lease. The acceptance by Landlord of payments of Rent following any assignment or transfer prohibited by this Section shall not be deemed to be a consent by Landlord to any such assignment or other transfer, nor shall the same be deemed to be a waiver of any right or remedy of Landlord hereunder. Notwithstanding anything to the contrary contained herein, it is agreed that Tenant may assign this Lease or sublet the Premises to a third party upon first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld. However, in the event of Landlord's consent, Tenant shall remain liable under all terms and conditions of this Lease.

SECTION 10.02 - Voting Control. If Tenant is a corporation and if the person or persons who own a majority of its voting shares at the time of execution hereof cease to own a majority of such shares at any time hereafter, except as a result of transfers by gift, bequest, or inheritance, Tenant shall so notify Landlord, and whether or not Tenant has notified Landlord thereof, Landlord may terminate this Lease by notice to Tenant effective ninety (90) days from the date of such notice from Tenant or the date on which Landlord first has knowledge of such transfer, which ever shall first occur. Notwithstanding the foregoing to the contrary, this Section 10.02 shall not apply to any corporate tenant whose shares are publicly traded on a nationally-recognized securities exchange.

SECTION 10.03 - Dissolution of Partnership. If Tenant is a partnership and if any partner or partners withdraw from the partnership, or if the partnership is otherwise dissolved, or control of the partnership changes, Tenant shall so notify Landlord. In the event of such withdrawal or dissolution, Landlord may terminate this Lease by notice to Tenant effective ninety (90) days from the date of such notice from Tenant or the date on which Landlord first has knowledge of such withdrawal or dissolution, whichever shall first occur.

                                  ARTICLE  XI

SECTION 11.01 - Right of Entry. Landlord and Landlord's agents shall have the right to enter the Premises at all times to examine the same, and to show them to prospective purchasers or tenants of the building, and to make such repairs, alterations, improvements, or additions as Landlord may deem necessary or desirable, and Landlord shall be allowed to take all material into and upon the Premises that may be required therefore without the same constituting an eviction of Tenant in whole or in part, and the rent reserved shall in no wise abate while said repairs, alterations, improvements, or additions are being made, by reason of loss or interruption of business of Tenant, or otherwise. During the six (6) months prior to the expiration of the Lease Term or any renewal term, Landlord may exhibit the Premises to prospective tenants or purchasers, and place upon the Premises the usual notices "To Let" or "For Sale", which notices Tenant shall permit to remain thereon without molestation, provided they are reasonable in size. Repairs made by Landlord will be performed at times which will cause minimal interruption to Tenant's business, except that emergency repairs may be performed at any time.

                                   ARTICLE XII
                                TENANT'S PROPERTY

SECTION 12.01 - Taxes. Tenant shall be responsible for and shall pay before delinquency all municipal, county, or state taxes, levies and fees of every kind and nature, including but not limited to general or special assessments assessed during the Lease Term against any personal property of any kind, owned by or placed in, upon, or about the Premises by the Tenant and taxes assessed on the basis of Tenant's occupancy thereof, including but not limited to taxes measured by Rents due from Tenant hereunder.

SECTION 12.02 - Notices by Tenant. Tenant shall give immediate telephone or telegraphic notice to Landlord in case of fire, casualty, or accidents in the Premises or in the building of which the Premises are a part or of defects therein or in any fixtures or equipment and shall promptly thereafter confirm such notice in writing.

                                  ARTICLE XIII
                        SUCCESSION TO LANDLORD'S INTEREST

SECTION 13.01 - Attornment. Tenant shall attorn and be bound to any of Landlord's successors under all the terms, covenants, and conditions of this Lease for the balance of the remaining term.

SECTION 13.02 - Subordination. This Lease shall be subordinate to the lien of any mortgage or security deed or the lien resulting from any other method of financing or refinancing now or hereafter in force against the Premises, any portion thereof, or upon any buildings hereafter placed upon the land of which the Premises are a part, and to any and all advances to be made under any such mortgages, and all renewals, modifications, extensions, consolidations, and replacements thereof. The aforesaid provisions shall be self-operative, and no further instrument of subordination shall be required to evidence such subordination. Tenant covenants and agrees to execute and deliver, upon demand, such further instrument or instruments subordinating this Lease on the foregoing basis to the lien of any such mortgage or mortgages as shall be desired by Landlord and any mortgagees or proposed mortgagees, and hereby irrevocably appoints Landlord the attorney-in-fact of Tenant to execute and deliver such instrument or instruments with ten (10) days after written notice to do so. However, the holder of any mortgage or security deed or other lien will agree to recognize the rights of Tenant under this Lease and to accept Tenant as a Tenant of the Premises under the terms and conditions of this Lease in the event of acquisition of title by such holder through foreclosure proceedings or otherwise, so long as Tenant is not in default.

SECTION 13.03 - Estoppel Certificate. Within ten (10) days after request therefor by Landlord, or in the event that upon any sale, assignment, or hypothecation of the Premises and/or the land thereunder by Landlord an estoppel certificate shall be required from Tenant, Tenant agrees to execute, in recordable form, a certificate to any proposed mortgagee or purchaser, or to Landlord, certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified, and stating the modifications), that there are no defenses or offsets thereto (or stating those claimed by Tenant) and the dates to which Rent and other charges have been paid.

                                   ARTICLE XIV
                              SURRENDER OF PREMISES

SECTION 14.01 - Surrender of Premises. At the expiration or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord broom-clean and in the same condition as when tendered by Landlord, reasonable wear and tear and insured casualty excepted. Tenant shall promptly repair any damage to the Premises caused by the removal of any furniture, trade fixtures, or other personal property placed in the Premises.

SECTION 14.02 - Holding Over. Should Tenant, with Landlord's written consent, hold over at the end of the term, Tenant shall become a Tenant at will and any such holding over shall not consititute an extension of this Lease. During such holding over, Tenant shall pay rent and other charges at the highest monthly rate provided for herein. If Tenant holds over at the end of the term without Landlord's written consent, Tenant shall pay Landlord as liquidated damages, a sum equal to twice the amount of rent and other charges at the highest monthly rate provided for herein for all the time Tenant shall so retain possession of the Premises, together with actual damages sustained by Landlord exceeding such sum; provided that the exercise of Landlord's rights under this clause shall not be interpreted as a grant of permission to Tenant to continue in possession.

                                   ARTICLE XV
                                  MISCELLANEOUS

SECTION 15.01 - Waiver. The waiver by Landlord of any breach of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition or any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of rent hereunder by landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant, or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No covenant, term, or condition of this Lease shall be deemed to have been waived by Landlord, unless such waiver shall be in writing by Landlord.

SECTION 15.02 - Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

SECTION 15.03 - Entire Agreement. This Lease and the Exhibits and Rider, if any, attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions, and understandings between Landlord and Tenant concerning the Premises, and there are no covenants, promises, agreements, conditions, or understandings, either oral or written, between them other than as are herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change, or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

SECTION 15.04 - No Partnership. Landlord does not, in any way or for any purpose, become a partner of Tenant in the conduct of its business, or otherwise, or a joint venturer or a member of a joint enterprise with Tenant.

SECTION 15.05 - Force Majeure. In the event that Landlord shall be delayed or hindered in or prevented from doing or performing any act or thing required hereunder by reason of strikes, lockouts, casualties, Acts of God, labor troubles, inability to procure materials, failure of power, governmental laws or regulations, riots, insurrection, war or other causes beyond the reasonable control of Landlord, then Landlord shall not be liable or responsible for any such delays and the doing or performing of such act or thing shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.

SECTION 15.06 - Notices. Any notice, demand, request, or other instrument which may be or is required to be given under this Lease shall be delivered personally or sent by either United States certified mail, postage prepaid, or expedited mail service, and shall be addressed (a) if to Landlord at the address provided in Section 1.01 for Landlord, or at such other address as Landlord may designated by written notice, and (b) if to Tenant at the address provided in
Section 1.01 or at such other address as Tenant may designate by written notice. Notices shall be effective upon delivery unless delivery is refused or cannot be made, in which event notice shall be effective on mailing.

SECTION 15.07 - Captions and Section Numbers. The captions, section numbers, article numbers, and index appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or intent of such section or articles of this Lease nor in any way affect this Lease.

SECTION 15.08 - Tenant Defined, Use of Pronoun. The word "Tenant" shall be deemed and taken to mean each and every person or party mentioned as a Tenant herein, be the same one or more; and if there shall be more than one Tenant, any notice required or permitted by the terms of this lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. The use of the neuter singular pronoun to refer to Landlord or Tenant shall be deemed a proper reference, even though Landlord or Tenant may be an individual, a corporation, or a group of two or more individuals or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than one Landlord or Tenant and to either corporations, associations, partnerships, or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

SECTION 15.09 - Broker's Commission. Tenant warrants that it has had no dealings with any broker or agent in connection with this Lease, and covenants to hold harmless, indemnify, and defend Landlord from and against any and all cost, expense, or liability for any compensation, commissions, and charges claimed by any broker or agent as a result of action or inaction by Tenant with respect to this Lease or the negotiation thereof.

SECTION 15.10 - Partial Invalidity. If any term, covenant, or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant, or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant, or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

SECTION 15.11 - Execution of Lease. The submission of this Lease for examination does not constitute a reservation of or option for the Premises, and this Lease becomes effective as a Lease only upon execution and delivery thereof by Landlord and Tenant. If Tenant is a corporation, Tenant shall furnish Landlord with such evidence as Landlord reasonably requires to evidence the binding effect on Tenant of the execution and delivery of this Lease.

SECTION 15.12 - Recording. Tenant agrees not to record this Lease. However, Tenant and Landlord, upon request of either, agree to execute and deliver a memorandum or so-called "short form" of this Lease in recordable form for the purpose of recordation, at Tenant's expense. Said memorandum or short form of this Lease shall describe the parties, the Premises, and the Lease Term, and shall incorporate this Lease by reference.

SECTION 15.13 - Applicable Law. The laws of the State of South Carolina shall govern the validity, performance, and enforcement of this Lease. Landlord and Tenant hereby agree that a usufructuary interest shall be created by virtue of this agreement and that no estate in land capable of being transferred by Tenant has been granted to Tenant under this Lease.

SECTION 15.14 - Time is of the Essence. Time is of the essence of this Agreement.

SECTION 15.15 - Successors and Assigns. Except as otherwise provided herein, this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, executors, successors, and assigns.

SECTION 15.16 - Survival of Obligations. The provisions of this Lease with respect to any obligation of Tenant to pay any sum owing in order to perform any act after the expiration or other termination of this Lease shall survive the expiration or other termination of this Lease.

SECTION 15.17 - Counterclaim and Jury Trial. In the event that the Landlord commences any summary proceedings or action for non-payment of rent or other charges provided for in this Lease, Tenant shall not interpose any counterclaim of any nature or description in any such proceeding or action. Tenant and Landlord both waive a trial by jury of any or all issues arising in any action or proceeding between the parties hereto or their successors, under or connected with this lease, or any of its provisions.

SECTION 15.18 - Representations. Tenant acknowledges that neither Landlord nor Landlord's agents, employees, or contractors have made any representations or promises with respect to the Premises or this Lease except as expressly set forth herein.

SECTION 15.19 - Landlord's Liability. Landlord's liability hereunder shall be limited solely to the total amount due under the remaining term of this lease.

     IN WITNESS WHEREOF, the Landlord and the Tenant have respectively signed and sealed this lease as of the day and year first above written.

                                           WOODRUFF  PROPERTIES

N. Faye Tidwell                            By: /s/ Frank Rogers
---------------                               --------------------
Executive Assistant                        Its:  Partner
-------------------                            -------------------

                                           OMNICALL  INCORPORATED

                                           By: /s/ Timothy Welsh
------------------                            --------------------
                                           Its:  CFO
------------------                             -------------------

                            NOTICE OF ADDITIONAL RENT


According to Article 1, Section 1.01, Paragraph L, of the Indenture of Lease, dated August 1, 1998, between Woodruff Properties, Landlord, and OmniCall, Inc., Tenant, additional rent in the amount of $1,371.91 will be paid monthly, beginning August 1, 1998, for the remaining term of the lease (36 months). This additional rent is for expenses incurred for improvements made at Tenant's address per Tenant's request (see attached spreadsheet for details).


                                           WOODRUFF  PROPERTIES

                                           By: /s/ Frank Rogers
                                              --------------------
                                          Its:  Partner
                                             -------------------

                                           OMNICALL  INCORPORATED

                                           By: /s/ Timothy Welsh
                                               -------------------
                                           Its:  CFO
                                               -------------------